BLACK DIAMOND ASSET MANAGEMENT LLC
                          1200 SOUTH PINE ISLAND ROAD
                                   SUITE 300
                           PLANTATION, FLORIDA 33324





                                       January 31, 2003


Black Diamond Funds
1200 South Pine Island Road
Suite 300
Plantation, Florida 33324

Ladies and Gentlemen:

           In connection with our purchase from you and your issuance to us of 50 Blue Shares, 50 Green Shares, 50 Silver Shares and 50 Gold Shares of each of Black Diamond Principal Protected 500 Series I, Black Diamond Principal Protected 100 Series I, Black Diamond Principal Protected 2000 Series I, Black Diamond Principal Protected 400 Series I and Black Diamond Principal Protected LS Series I for an aggregate cash consideration of Ten Thousand Dollars ($10,000), this will confirm that we are buying such shares for investment for our account only and not with a view to reselling or otherwise distributing them.




                                       Very truly yours,

                                       BLACK DIAMOND ASSET MANAGEMENT LLC

                                       By: /s/ Larry B. Schweiger
                                           ---------------------------
                                               LARRY B. SCHWEIGER
                                               Chairman

04088.0001 #384934

                              Clayton Christensen
                               114 Fletcher Road
                               Belmont, MA 02478






                                       January 30, 2003


Black Diamond Funds
1200 South Pine Island Road
Suite 300
Plantation, Florida 33324

Ladies and Gentlemen:

           In connection with our purchase from you and your issuance to us of 50 Blue Shares, 50 Green Shares, 50 Silver Shares and 50 Gold Shares of each of Black Diamond Principal Protected 500 Series I, Black Diamond Principal Protected 100 Series I, Black Diamond Principal Protected 2000 Series I, Black Diamond Principal Protected 400 Series I and Black Diamond Principal Protected LS Series I for an aggregate cash consideration of Ten Thousand Dollars ($10,000), this will confirm that we are buying such shares for investment for our account only and not with a view to reselling or otherwise distributing them.




                                       Very truly yours,


                                       By: /s/ Clayton M. Christensen
                                           ---------------------------
                                               CLAYTON CHRISTENSEN


04088.0001 #384942

                               Randolph Pohlman
                            8187 N. Savannah Circle
                             Davis, Florida 33328






                                       January 30, 2003


Black Diamond Funds
1200 South Pine Island Road
Suite 300
Plantation, Florida 33324

Ladies and Gentlemen:

           In connection with our purchase from you and your issuance to us of 50 Blue Shares, 50 Green Shares, 50 Silver Shares and 50 Gold Shares of each of Black Diamond Principal Protected 500 Series I, Black Diamond Principal Protected 100 Series I, Black Diamond Principal Protected 2000 Series I, Black Diamond Principal Protected 400 Series I and Black Diamond Principal Protected LS Series I for an aggregate cash consideration of Ten Thousand Dollars ($10,000), this will confirm that we are buying such shares for investment for our account only and not with a view to reselling or otherwise distributing them.




                                       Very truly yours,


                                       By: /s/ Randolph Pohlman
                                           ---------------------------
                                               RANDOLPH POHLMAN


04088.0001 #384955

                               Michael Kosnitzky
                             450 West DiLido Drive
                          Miami Beach, Florida 33139






                                       January 30, 2003


Black Diamond Funds
1200 South Pine Island Road
Suite 300
Plantation, Florida 33324

Ladies and Gentlemen:

           In connection with our purchase from you and your issuance to us of 50 Blue Shares, 50 Green Shares, 50 Silver Shares and 50 Gold Shares of each of Black Diamond Principal Protected 500 Series I, Black Diamond Principal Protected 100 Series I, Black Diamond Principal Protected 2000 Series I, Black Diamond Principal Protected 400 Series I and Black Diamond Principal Protected LS Series I for an aggregate cash consideration of Ten Thousand Dollars ($10,000), this will confirm that we are buying such shares for investment for our account only and not with a view to reselling or otherwise distributing them.




                                        Very truly yours,


                                        By: /s/ Michael Kosnitzky
                                            --------------------------
                                                MICHAEL KOSNITZKY


04088.0001 #384966

                                George Shifrin
                           0450 Owl Creek Ranch Road
                                Aspen, CO 81611






                                       January 30, 2003


Black Diamond Funds
1200 South Pine Island Road
Suite 300
Plantation, Florida 33324

Ladies and Gentlemen:

           In connection with our purchase from you and your issuance to us of 50 Blue Shares, 50 Green Shares, 50 Silver Shares and 50 Gold Shares of each of Black Diamond Principal Protected 500 Series I, Black Diamond Principal Protected 100 Series I, Black Diamond Principal Protected 2000 Series I, Black Diamond Principal Protected 400 Series I and Black Diamond Principal Protected LS Series I for an aggregate cash consideration of Ten Thousand Dollars ($10,000), this will confirm that we are buying such shares for investment for our account only and not with a view to reselling or otherwise distributing them.




                                       Very truly yours,


                                       By: /s/ George Shifrin
                                            --------------------------
                                               GEORGE SHIFRIN

                              Jerome J. Schwartz
                           4712 Fisher Island Drive
                         Fisher Island, Florida 33109






                                       January 30, 2003


Black Diamond Funds
1200 South Pine Island Road
Suite 300
Plantation, Florida 33324

Ladies and Gentlemen:

           In connection with our purchase from you and your issuance to us of 50 Blue Shares, 50 Green Shares, 50 Silver Shares and 50 Gold Shares of each of Black Diamond Principal Protected 500 Series I, Black Diamond Principal Protected 100 Series I, Black Diamond Principal Protected 2000 Series I, Black Diamond Principal Protected 400 Series I and Black Diamond Principal Protected LS Series I for an aggregate cash consideration of Ten Thousand Dollars ($10,000), this will confirm that we are buying such shares for investment for our account only and not with a view to reselling or otherwise distributing them.




                                       Very truly yours,


                                       By: /s/ Jerome J. Schwartz
                                           ---------------------------
                                               JEROME J. SCHWARTZ


04088.0001 #384973

                                  Larry Marx
                              1885 Owl Creek Road
                                Aspen, CO 81611






                                       January 30, 2003


Black Diamond Funds
1200 South Pine Island Road
Suite 300
Plantation, Florida 33324

Ladies and Gentlemen:

           In connection with our purchase from you and your issuance to us of 50 Blue Shares, 50 Green Shares, 50 Silver Shares and 50 Gold Shares of each of Black Diamond Principal Protected 500 Series I, Black Diamond Principal Protected 100 Series I, Black Diamond Principal Protected 2000 Series I, Black Diamond Principal Protected 400 Series I and Black Diamond Principal Protected LS Series I for an aggregate cash consideration of Ten Thousand Dollars ($10,000), this will confirm that we are buying such shares for investment for our account only and not with a view to reselling or otherwise distributing them.




                                       Very truly yours,


                                       By: /s/ Larry Marx
                                           ---------------------------
                                               LARRY MARX


04088.0001 #384974

                                Michael Philipp
                              22 Marsh Point Road
                         Amelia Island, Florida 32034






                                       January 30, 2003


Black Diamond Funds
1200 South Pine Island Road
Suite 300
Plantation, Florida 33324

Ladies and Gentlemen:

           In connection with our purchase from you and your issuance to us of 50 Blue Shares, 50 Green Shares, 50 Silver Shares and 50 Gold Shares of each of Black Diamond Principal Protected 500 Series I, Black Diamond Principal Protected 100 Series I, Black Diamond Principal Protected 2000 Series I, Black Diamond Principal Protected 400 Series I and Black Diamond Principal Protected LS Series I for an aggregate cash consideration of Ten Thousand Dollars ($10,000), this will confirm that we are buying such shares for investment for our account only and not with a view to reselling or otherwise distributing them.




                                       Very truly yours,


                                       By: /s/ Michael Philipp
                                           ---------------------------
                                               MICHAEL PHILIPP


04088.0001 #384991

                                 Michael Quinn
                                 875 Park Lane
                              Montecito, CA 93108






                                       January 30, 2003


Black Diamond Funds
1200 South Pine Island Road
Suite 300
Plantation, Florida 33324

Ladies and Gentlemen:

           In connection with our purchase from you and your issuance to us of 50 Blue Shares, 50 Green Shares, 50 Silver Shares and 50 Gold Shares of each of Black Diamond Principal Protected 500 Series I, Black Diamond Principal Protected 100 Series I, Black Diamond Principal Protected 2000 Series I, Black Diamond Principal Protected 400 Series I and Black Diamond Principal Protected LS Series I for an aggregate cash consideration of Ten Thousand Dollars ($10,000), this will confirm that we are buying such shares for investment for our account only and not with a view to reselling or otherwise distributing them.




                                       Very truly yours,


                                       By: /s/ Michael Quinn
                                           ---------------------------
                                               MICHAEL QUINN


04088.0001 #384995

                               Darwin Davis, Sr.
                                205 Lynam Road
                              Stamford, CT 06903






                                       January 30, 2003


Black Diamond Funds
1200 South Pine Island Road
Suite 300
Plantation, Florida 33324

Ladies and Gentlemen:

           In connection with our purchase from you and your issuance to us of 50 Blue Shares, 50 Green Shares, 50 Silver Shares and 50 Gold Shares of each of Black Diamond Principal Protected 500 Series I, Black Diamond Principal Protected 100 Series I, Black Diamond Principal Protected 2000 Series I, Black Diamond Principal Protected 400 Series I and Black Diamond Principal Protected LS Series I for an aggregate cash consideration of Ten Thousand Dollars ($10,000), this will confirm that we are buying such shares for investment for our account only and not with a view to reselling or otherwise distributing them.




                                       Very truly yours,


                                       By: /s/ Darwin Davis
                                       ------------------------------
                                       DARWIN DAVIS



04088.0001 #385006